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                                                                   EXHIBIT 10.9


                             AMENDMENT NUMBER TWO
                                   TO THE
                 CLOVIS COMMUNITY BANK SALARY DEFERRAL PLAN


     WHEREAS, Clovis Community Bank (the "Sponsoring Employer") approved and adopted the Clovis Community Bank Salary Deferral Plan (the "Plan"), with a related trust (the "Trust"); and

     WHEREAS, the Sponsoring Employer most recently restated the Plan and Trust document in its entirety, effective January 1, 1997, in compliance with the Internal Revenue Code of 1986, as amended, which Plan and Trust agreement was also adopted by Clovest Corporation as a Member Employer, effective January 1, 1997; and

     WHEREAS, the Sponsoring Employer adopted Amendment Number One to the restated document, effective July 1, 2000; and

     WHEREAS, the Sponsoring Employer reserved the right to amend the Plan in
Article 15; and

     WHEREAS, the Sponsoring Employer has determined that it is in the best interests of Plan Participants and their Beneficiaries to further amend the Plan to change the maximum permissible Participant salary deferral contribution from 10% of pay to 15% of pay in order to provide increased flexibility for Plan Participants;

     NOW, THEREFORE, RESOLVED, the Plan is hereby amended, effective January 1, 2001, as follows:

     Article 4.5 shall be amended by substituting "...15%..." for "...10%..." in the first sentence.

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     IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name on this 11th day of January, 2001.

                                                CLOVIS COMMUNITY BANK
                                                (SPONSORING EMPLOYER)


                                                By   /s/ Daniel J. Doyle
                                                   ----------------------------
                                                     Daniel J. Doyle
                                                     President and
                                                     Chief Executive Officer

                                                By   /s/ Daniel N. Cunningham
                                                   ----------------------------
                                                     Daniel N. Cunningham
                                                     Chairman of the Board



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